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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – May 15, 2003 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended April 30, 2003.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11.4 billion and 165 branches throughout California and two in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At April 2003 – April 2002

	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,
(Dollars in Thousands)	2003	2003	2003	2003	2002	2002	2002	2002	2002	2002	2002	2002	2002

Balance sheet summary
Total assets	$11,419,191	$11,437,923	$11,585,462	$11,920,812	$11,978,151	$11,860,286	$11,814,073	$12,518,418	$11,390,805	$11,258,609	$11,130,428	$11,000,802	$10,849,400
Loans receivable held for investment	9,845,244	10,040,006	10,197,870	10,262,273	10,322,637	10,317,276	10,176,620	10,000,420	9,986,862	9,957,646	9,846,446	9,754,554	9,696,753
Loans held for sale, at lower of cost or fair value	777,408	633,676	477,196	614,497	652,052	624,962	756,236	665,587	610,767	518,206	381,465	419,132	312,957
Mortgage-backed securities available for sale,
at fair value	1,787	1,875	1,936	2,008	2,253	2,284	2,309	1,019,030	3,467	53,963	58,122	79,761	83,447
Cash and investment securities (a)	508,191	477,451	612,344	744,105	707,655	612,735	584,841	541,866	512,521	444,282	547,860	450,511	469,463
Deposits	8,988,854	8,997,558	8,900,813	9,131,221	9,238,350	9,346,898	9,235,711	9,056,932	8,936,964	8,748,757	8,690,558	8,600,673	8,489,282
Federal Home Loan Bank advances and
other borrowings	1,262,850	1,300,850	1,524,550	1,649,050	1,624,084	1,361,323	1,438,267	1,869,789	1,402,809	1,451,700	1,413,607	1,357,136	1,339,684
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.64%	0.66%	0.72%	0.71%	0.67%	0.70%	0.74%	0.71%	0.75%	0.72%	0.75%	0.81%	0.83%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$ 206,603	$ 213,936	$ 238,381	$ 253,943	$ 344,259	$ 438,285	$ 453,911	$ 241,630	$ 283,207	$ 356,740	$ 336,967	$ 288,829	$ 338,304
Residential one-to-four units – subprime	24,627	16,992	30,867	28,629	34,579	31,665	46,388	36,160	55,143	59,228	51,800	51,625	46,397
All other	30,376	21,340	12,492	17,323	35,037	6,679	19,393	10,095	18,583	13,898	49,375	54,084	16,511
Repayments	(453,032)	(420,438)	(346,609)	(360,565)	(397,401)	(347,365)	(345,541)	(276,728)	(327,564)	(323,361)	(322,475)	(316,136)	(311,827)
Loans for sale:
Originations and purchases	720,127	590,803	450,124	566,220	657,812	614,291	769,006	661,000	607,571	531,102	368,503	395,951	300,906
Sales	(575,301)	(432,705)	(587,886)	(603,575)	(632,269)	(745,848)	(673,969)	(604,877)	(564,948)	(394,061)	(423,024)	(289,196)	(381,234)
Mortgage loans serviced for others
Total	$8,544,614	$8,535,480	$8,568,387	$8,368,485	$8,316,236	$8,116,981	$7,795,727	$7,502,157	$7,436,673	$7,164,330	$6,962,403	$6,733,734	$6,591,821
With capitalized mortgage servicing rights: (b)
Amount	8,472,550	8,460,152	8,490,821	8,257,320	8,036,393	7,786,906	7,439,569	7,355,700	7,223,015	6,966,470	6,807,306	6,574,857	6,433,515
Weighted average interest rate	6.28%	6.35%	6.40%	6.45%	6.51%	6.58%	6.65%	6.71%	6.75%	6.78%	6.80%	6.82%	6.83%
Interest rate spread data (c)
Weighted average yield:
Loans and mortgage-backed securities	5.45%	5.53%	5.65%	5.77%	5.83%	5.88%	5.95%	6.00%	6.00%	5.99%	6.01%	6.11%	6.22%
Investment securities (a)	3.11	3.38	3.63	3.35	3.51	4.28	3.57	3.05	3.96	4.15	4.00	4.68	4.15

Interest-earning assets yield	5.37	5.46	5.56	5.64	5.72	5.82	5.87	5.90	5.93	5.93	5.93	6.07	6.15

Weighted average cost:
Deposits	1.95	2.01	2.06	2.23	2.31	2.34	2.49	2.55	2.64	2.72	2.77	2.78	2.85
Federal Home Loan Bank advances and
other borrowings	4.54	4.50	4.04	3.83	3.88	4.36	4.25	3.76	4.34	4.25	4.32	4.43	4.54
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.36	2.42	2.44	2.56	2.63	2.68	2.81	2.84	2.95	3.01	3.07	3.09	3.16

Interest rate spread	3.01%	3.04%	3.12%	3.08%	3.09%	3.14%	3.06%	3.06%	2.98%	2.92%	2.86%	2.98%	2.99%

(a)  Includes Federal Home Loan Bank stock, at cost.
(b)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.
(c)  Reflects month end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and amortizations of premium and discounts.